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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 11, 2002 (February 26,
                                                  ----------------------------
2002)
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                             THE GORMAN-RUPP COMPANY
             (Exact Name of Registrant as Specified in its Charter)


Ohio                                  1-6747               34-0253990
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(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)        Identification No.)


    305 Bowman Street, Mansfield, Ohio                     44903
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(Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (419) 755-1011
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On February 26, 2002, The Gorman-Rupp Company, an Ohio corporation ("G-R"), completed the acquisition of all of the issued and outstanding capital stock of American Machine and Tool Co., Inc. of Pennsylvania, a Delaware corporation ("AMT").

        The acquisition was made pursuant to the terms and conditions of a stock purchase agreement, effective as of January 1, 2002, by and among G-R, AMT and each of the stockholders of AMT (the "Purchase Agreement"). The Purchase Agreement provided for a purchase price of $14,933,324.50 in cash, payable to the stockholders of AMT through a stockholders' representative. In addition, the Purchase Agreement provided for a payment by G-R of $1,000,000 in cash, to be deposited in an escrow account.

        The consideration provided for in the Purchase Agreement was determined by G-R after a complete review of the business of AMT and negotiations between representatives of G-R and AMT. The acquisition was financed with cash and $5 million that was borrowed against the $16 million unsecured credit facility that G-R established with Bank One N.A., Mansfield, Ohio on January 3, 2002.

        AMT is a developer and manufacturer of standard centrifugal pumps for industrial and commercial fluid-handling applications. AMT's pumps are marketed principally through third-party distributor catalogs. G-R intends to continue such manufacturing and marketing activities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Business Acquired.

        The financial information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)     Pro Forma Financial Information.

        The pro forma financial information required to be filed pursuant to
        Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c)     Exhibits.

        Number            Description
        ------            -----------

           2 Stock Purchase Agreement, effective as of January 1, 2002, by and among The Gorman-Rupp Company, American Machine and Tool Co., Inc. of Pennsylvania and each of the stockholders of American Machine and Tool Co., Inc. of Pennsylvania.

           99.1       Press Release dated February 27, 2002.


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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GORMAN-RUPP COMPANY

Dated:  March 11, 2002

                                             By:   /s/ Robert E. Kirkendall
                                                --------------------------------
                                             Name:    Robert E. Kirkendall
                                             Title:   Corporate Secretary


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                                  EXHIBIT INDEX
                                  -------------

                     Number    Description
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                      2          Stock Purchase Agreement, effective as of
                                 January 1, 2002, by and among The Gorman-Rupp Company, American Machine and Tool Co., Inc. of Pennsylvania and each of the stockholders of American Machine and Tool Co., Inc. of Pennsylvania.

                      99.1       Press Release dated February 27, 2002.